UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	45-3854852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Centerview Drive Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)

(703) 748-1400

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Departure of Certain Director; Election of Directors

In connection with the planned spin-off of Engility Holdings, Inc. (the “Company”) from L-3 Communications Holdings, Inc. (“L-3”), on July 6, 2012, the Board of Directors (the “Board”) of the Company determined to increase the size of the Board to two, effective as of 11:59 p.m. on July 8, 2012. The Board appointed Charles S. Ream to serve as a director of the Company, effective upon the increase in the size of the Board. Mr. Ream is to be in the third class of directors, to hold such office until the annual meeting of the shareholders of the Company to be held in 2015. Effective on his appointment to the Board, Mr. Ream will serve as a Chair and a member of the audit committee.

The Board further increased the size of the Board to seven, effective as of the effective time (the “Effective Time”) of the spin-off of the Company from L-3 by way of a distribution of the shares of the Company’s common stock, to be made, on a pro rata basis, to the holders of the common stock of L-3. Steven M. Post, the current sole director of the Company, tendered his resignation from the Board, conditioned on the occurrence of the spin-off and effective as of the Effective Time.

Each of Anthony Smeraglinolo, Edward P. Boykin, Darryll J. Pines, Anthony Principi, David A. Savner and William G. Tobin was elected as a director of the Company, effective as of the Effective Time. Each of Messrs. Tobin and Pines is to be in the first class of directors to hold such office until the annual meeting of the shareholders of the Company to be held in 2013. Each of Messrs. Savner and Principi is to be in the second class of directors to hold such office until the annual meeting of the shareholders of the Company to be held in 2014. Each of Messrs. Boykin and Smeraglinolo is to be in the third class of directors, along with Mr. Ream, to hold such office until the annual meeting of the shareholders of the Company to be held in 2015.

Effective on his appointment to the Board, (1) Mr. Boykin will serve as a non-executive chairman of the Board, (2) Mr. Ream (Chair), Mr. Pines and Mr. Tobin will serve as members of the audit committee, (3) Mr. Tobin (Chair), Mr. Principi and Mr. Ream will serve as members of the compensation committee and (4) Mr. Savner (Chair), Mr. Pines and Mr. Principi will serve as members of the nominating/corporate governance committee.

Approval of Certain Compensation Plans

On July 6, 2012, the Board approved the Engility Holdings, Inc. 2012 Long Term Performance Plan, Engility Holdings, Inc. 2012 Cash Incentive Plan, Engility Holdings, Inc. Change in Control Severance Plan, Engility Corporation Deferred Compensation Plan I and Engility Corporation Deferred Compensation Plan II.

The Cash Incentive Plan: The purpose of the Company’s 2012 Cash Incentive Plan (the “CIP”) is to enable the Company and its subsidiaries to attract, retain, motivate and reward executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company’s performance or otherwise. Under the CIP, the Company’s compensation committee (the “Committee”) may establish cash-based incentive compensation awards for eligible participants to earn based on the achievement of specific performance criteria during designated performance periods. The Committee is authorized to administer and interpret the plan, establish performance objectives for each performance period (based on any of the types of performance criteria described under the CIP), and to certify whether and to what extent such performance objectives have been achieved. Incentive awards granted under the CIP are generally intended to qualify as “performance based compensation” for purposes of Section 162(m) of the Internal Revenue Code. The maximum individual performance award under the CIP in respect of any fiscal year is $6,000,000.

The Change in Control Severance Plan: The purpose of the Company’s Change in Control Severance Plan (the “CIC Plan”) is to provide severance benefit protection to Company employees in the event of their involuntary or constructive termination of employment in connection with or within two years following a Change in Control, as defined in the CIC Plan. For executives, the cash severance protection generally includes a multiple (ranging from 1.5 to 3.0, depending on the executive’s position) of the executive’s total annual compensation (calculated as the sum of salary and average annual bonus over the preceding three years), plus a pro-rata bonus for the year of termination. For non-executive employees, the cash severance protection may range from 4 weeks to 52 weeks (depending on the employee’s level of eligibility as determined by the Company’s CEO, and the employee’s years of service) of total annual compensation, plus a pro-rata bonus for the year of termination. The cash severance payments under the CIC Plan are generally payable in a single lump sum within 75 days after the eligible employee’s date of termination. In addition to the cash severance benefits, the CIC Plan provides for continuation of health and welfare benefits and certain outplacement assistance in the event of a qualifying termination of employment. To the extent that any payments under the CIC Plan would be considered a “golden parachute payment” subject to excise taxes under Section 280G of the Internal Revenue Code, the severance benefits under the CIC Plan will be reduced to the extent necessary to avoid the imposition of any such taxes.

Deferred Compensation Plans: The Engility Corporation Deferred Compensation Plan I (the “DCP I”) and Deferred Compensation Plan II (the “DCP II”) are each nonqualified deferred compensation plans providing certain key management employees of the Company with deferred compensation benefits which they previously earned under the corresponding L-3 Communications Corporation Deferred Compensation Plans I and II (the “L-3 DCPs”), with the DCP I relating to deferred compensation that was earned on or before December 31, 2004, and the DCP II related to deferred compensation that was earned on or after January 1, 2005 (with the payment obligations having been assumed by Engility Corporation). Additionally, the DCP II provides key employees with an opportunity to electively defer (a) up to 50 percent of his or her base salary for a calendar year and (b) up to 100 percent of his or her incentive bonus for a calendar year.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 6, 2012, the Board approved and recommended for approval by the Company’s sole stockholder, and the Company’s sole stockholder approved, the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws, to be effective as of 11:59 p.m. on July 8, 2012. The Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws became effective as of 11:59 p.m. on July 8, 2012. A summary of the Restated Certificate of Incorporation and Amended and Restated Bylaws is included in the “Description of Capital Stock” in the Information Statement included in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission and is incorporated by reference herein.

The Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Executives from the Company will present an overview of the Company and information related to the Company’s separation from L-3 during investor presentations beginning on July 9, 2012. A copy of the presentation is attached as Exhibit 99.1 and incorporated by reference herein.

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the spin-off of the Company from L-3, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the companies, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: the sale of the Company’s shares by some L-3 shareholders after the distribution because the Company’s business profile and market capitalization may not fit their investment objectives; changes in the U.S. Department of Defense budget levels and procurement priorities; actual or anticipated fluctuations in the Company’s operating results due to factors related to the Company’s business; wins and losses on contract recompetitions and new business pursuits; success or failure of the Company’s business strategy; the Company’s quarterly or annual earnings, or those of other companies in the Company’s industry; the Company’s ability to obtain financing as needed; announcements by the Company or the Company’s competitors of significant acquisitions or dispositions; changes in accounting standards, policies, guidance, interpretations or principles; the failure of securities analysts to cover the Company’s common stock after the spin-off; changes in earnings estimates by securities analysts or the Company’s ability to meet those estimates; the operating and stock price performance of other comparable companies; investor perception of the Company and the defense industry, including changing priorities or reductions in the U.S. Government defense budget; the availability of government funding and changes in customer requirements for the Company’s products and services; natural or environmental disasters that investors believe may affect us; overall market fluctuations; fluctuations in the budget of federal, state and local governmental entities around the world; results from any material litigation or government investigation; changes in laws and regulations affecting the Company’s business; general economic conditions and other external factors; and other factors in the Information Statement included in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the spin-off of the Company, including the timing and certainty of the completion of the transaction, whether the transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the spin-off transaction, and the ability of the business to operate as an independent entity.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Engility Holdings, Inc.

3.2	Amended and Restated Bylaws of Engility Holdings, Inc.

99.1	Presentation slides issued by Engility Holdings, Inc. on July 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: July 9, 2012	By:	/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President, General Counsel and Corporate Secretary